Exhibit 10.2




                          MASTER JOINDER AGREEMENT


     THIS MASTER JOINDER AGREEMENT, dated as of the 1st day of January, 1999 (this "Agreement"), to the Credit Agreements referred to below is entered into by and among JONES APPAREL GROUP, INC., a corporation organized under the laws of Pennsylvania ("Jones"), JONES APPAREL GROUP USA, INC., a corporation organized under the laws of Pennsylvania ("New Jones"), JONES APPAREL GROUP HOLDINGS, INC., a corporation organized under the laws of Delaware ("JAG" and collectively with New Jones and Jones, the "Credit Parties") and FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent (the "Administrative Agent") on behalf of the Lenders.

                            Statement of Purpose

     Jones, the Lenders and the Administrative Agent are parties to the Amended and Restated 364-Day Credit Agreement and the Amended and Restated Three Year Credit Agreement both dated as of October 15, 1998 (each as supplemented hereby and as further amended, restated or otherwise modified, collectively, the "Credit Agreements").

     The Credit Agreements provide that from and after the date hereof (the "Asset Drop-Down Effective Date"), (a) New Jones shall replace Jones as the Borrower and (b) Jones and JAG shall become Additional Obligors thereunder. Pursuant to Section 11.6(g) of the Credit Agreements, New Jones, Jones and JAG are required to execute, among other documents, a joinder agreement establishing New Jones as the Borrower and Jones and JAG as Additional Obligors.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

     SECTION 1. Joinder of Credit Parties.

     (a) Joinder of New Jones as Borrower. Pursuant to Section 11.6 of the Credit Agreements, New Jones hereby agrees that, from and after the Asset Drop-Down Effective Date, it is the Borrower under the Credit Agreements as if a signatory thereof on the Closing Date, and New Jones shall comply with and be subject to and have the benefit of all of the terms, conditions, covenants, agreements and obligations set forth therein. New Jones hereby agrees that each reference to the "Borrower" in the Credit Agreements and other Loan Documents shall mean New Jones. Without limiting or releasing the obligations of the Additional Obligors pursuant to Section 1(b), the parties hereto acknowledge that, from and after the Asset Drop-Down Effective Date, all payments in respect of the Obligations (and the Additional Debt Securities) will be made by New Jones. New Jones acknowledges that it has received a copy of each of the Credit Agreements and that it has read and understands the terms thereof. Jones, the Administrative Agent and the Lenders hereby acknowledge that, from and after the Asset Drop-Down Effective Date, (i) Jones shall no longer be the Borrower under the Credit Agreements and shall no longer have any


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rights as the Borrower under the Credit Agreements and (ii) Jones shall be an Additional Obligor as set forth in Section 1(b).

     (b) Joinder of Additional Obligors. Pursuant to Section 11.6 of the Credit Agreements, JAG hereby agrees that, from and after the Asset Drop-Down Effective Date, it is an Additional Obligor under the Credit Agreements as if a signatory thereof on the Closing Date, and JAG shall comply with and be subject to and have the benefit of all of the terms, conditions, covenants, agreements and obligations set forth therein. Jones hereby agrees that, from and after the Asset Drop-Down Effective Date, it is an Additional Obligor under the Credit Agreements and shall comply with and be subject to and have the benefit of all of the terms, conditions, covenants, agreements and obligations set forth therein. Upon the effectiveness of this Agreement pursuant to Section 2(a), each of the Credit Parties shall be directly jointly and severally liable for the Obligations under the Credit Agreements and the Replacement Notes (as defined herein) issued pursuant to Section 2(a). Jones and JAG hereby agree that each reference to an "Additional Obligor" or to the "Additional Obligors" in the Credit Agreements and other Loan Documents shall mean Jones and JAG. Jones and JAG acknowledge that they have received a copy of each of the Credit Agreements and that they have read and understand the terms thereof.

     (c) Schedules. Attached hereto is an updated Schedule 7.1(b) to the Credit Agreements completed as of the Asset Drop-Down Effective Date.

     SECTION 2. Effectiveness.

     (a) This Agreement shall become effective upon receipt by the Administrative Agent of (i) an original replacement Amended and Restated Revolving Credit Note for each Lender under the 364-Day Credit Agreement (collectively, the "Replacement 364-Day Notes") executed by each Credit Party in exchange for each cancelled Amended and Restated Revolving Credit
Note issued in favor of each such Lender on the Closing Date, (ii) an original replacement Amended and Restated Revolving Credit Note and replacement Amended and Restated Term Note for each Lender under the Three Year Credit Agreement (collectively, the "Replacement Three-Year Notes" and together with the Replacement 364-Day Notes, collectively, the "Replacement Notes") executed by each Credit Party in exchange for each cancelled Amended and Restated Revolving Credit Note and Amended and Restated Term
Note issued in favor of each such Lender on the Closing Date and (iii) twenty (20) originally executed counterparts hereof. Each Lender hereby agrees to return promptly all the cancelled Notes to the Administrative Agent. Upon receipt by the Administrative Agent, each cancelled Note shall be promptly returned to Jones, attention of Ira M. Dansky, Esq., General Counsel.

     (b) The Administrative Agent hereby acknowledges receipt of the executed Replacement Notes and twenty executed counterparts hereof.


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     (c) The parties hereto confirm that all conditions to the
effectiveness of the Asset Drop- Down and this Agreement under Section 11.6 of the Credit Agreements have been satisfied or waived.

     SECTION 3. General Provisions.

     (a) Representations and Warranties. Each Credit Party hereby confirms that each representation and warranty made by the Credit Parties under the Loan Documents is true and correct in all material respects as of the date hereof and that no Default or Event of Default has occurred or is continuing under the Credit Agreements, except for (i) any deviations from such representations and warranties expressly permitted by the Credit Agreements and (ii) any representation and warranties expressly made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date. Each such Credit Party hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to their respective obligations under the Credit Agreements or any other Loan Document.


     (b) Limited Effect. Except as supplemented hereby, the Credit Agreements and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreements or (ii) to prejudice any right or rights which the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreements or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or modified from time to time.


     (c) Costs and Expenses. The Credit Parties hereby jointly and severally agree to pay or reimburse the Administrative Agent for all of its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, the reasonable fees and disbursements of counsel.

     (d) Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     (e) Definitions. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreements.

     (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

     (g) New Jones as Agent for the Credit Parties. The Credit Parties hereby irrevocably appoint and authorize New Jones (i) to provide the

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Administrative Agent with all notices and instructions under the Credit
Agreements and (ii) to take such action on behalf of the Credit Parties as New Jones deems appropriate on its behalf to carry out the purposes of the Credit Agreements.


     IN WITNESS WHEREOF the undersigned hereby causes this Agreement to be executed and delivered as of the date first above written.


[CORPORATE SEAL]                        JONES APPAREL GROUP, INC.


                                        By  /s/ Wesley R. Card
                                            -------------------------
                                            Name: Wesley R. Card
                                            Title: Chief Financial Officer

[CORPORATE SEAL]                        JONES APPAREL GROUP USA, INC.


                                        By  /s/ Wesley R. Card
                                            -----------------------
                                            Name: Wesley R. Card
                                            Title: Chief Financial Officer

[CORPORATE SEAL]                        JONES APPAREL GROUP HOLDINGS, INC.


                                        By  /s/ Ira M. Dansky
                                            ----------------------
                                            Name: Ira M. Dansky
                                            Title: President

                                        FIRST UNION NATIONAL BANK,
                                        as Administrative Agent


                                        By  /s/ Joan Anderson
                                            ----------------------
                                            Name: Joan Anderson
                                            Title: Vice President